UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2021

GOGO INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35975	27-1650905
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 North Canal St., Suite 1400 Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:

303-301-3271

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.0001 per share	GOGO	NASDAQ Global Select Market
Preferred Stock Purchase Rights	GOGO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On April 1, 2021, Gogo Inc. (the “Company”) issued a press release announcing that it had commenced a refinancing process. In connection with its ongoing discussions with potential lenders in such refinancing transaction, the Company is providing the following preliminary financial results and other current information:

•	For the three months ended March 31, 2021:
o	Service revenue of approximately $59 million, equipment revenue of approximately $14 million and total revenue of approximately $73 million
o	Net loss in the range of $(12) million to $(4) million
o	Adjusted EBITDA of approximately $33 million, which reflects a delay in certain budgeted operating expenses now expected to be incurred in future quarters

•	As of April 14, 2021:
o	Cash and cash equivalents of $461 million
o	Long-term indebtedness consisting of the following:
▪	$975 million aggregate principal amount outstanding of 9.875% Senior Secured Notes
▪	$103 million aggregate principal amount outstanding of 6.000% Convertible Senior Notes (the “Convertible Notes”)
o	109,609,905 total shares of common stock outstanding

The Company will release its complete financial results for the first quarter of 2021 before the market opens on May 6, 2021, and will host a conference call with financial analysts the same day at 8:30 a.m. (ET).

Cautionary Statement Regarding Preliminary Results for the First Quarter of 2021

The expected first quarter 2021 results are preliminary, unaudited and subject to completion, reflect management’s current views and may change as a result of management’s review of results and other factors, including a wide variety of significant business, economic and competitive risks and uncertainties. These preliminary results, including without limitation those discussed in Footnote 1 to the reconciliation table shown below, are subject to the finalization of the Company’s accounting close and reporting procedures for the first quarter, which have yet to be performed, and should not be viewed as a substitute for full quarterly financial statements prepared in accordance with accounting principles generally accepted in the U.S. (“GAAP”). We caution that the preliminary first quarter 2021 results are not guarantees of future performance or outcomes and that actual results may differ materially from those described above. Factors that could cause actual results to differ from those described above are set forth in the Company’s filings with the Securities and Exchange Commission (the “SEC”) and under “Cautionary Note Regarding Forward-Looking Statements” below. All forward-looking statements speak only as of the date made, and we undertake no obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events or otherwise.

You should read this information together with the financial statements and the related notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for prior periods included in the Company’s SEC filings. Neither the Company’s independent registered public accounting firm nor any other independent registered public accounting firm has audited, reviewed or compiled, examined or performed any procedures with respect to the preliminary results, nor have they expressed any opinion or any other form of assurance on the preliminary results.

EBITDA and Adjusted EBITDA Description and Reconciliation

Adjusted EBITDA represents EBITDA (which represents net loss attributable to common stock before interest expense, interest income, income taxes and depreciation and amortization expense) adjusted for (i) stock-based compensation expense included in the results of continuing operations, (ii) the results of discontinued operations, including stock-based compensation expense, (iii) loss on settlement of Convertible Notes and (iv) separation costs related to the sale of our Commercial Aviation (“CA”) business.

Our management believes that the use of Adjusted EBITDA eliminates items that management believes have less bearing on our operating performance, thereby highlighting trends in our core business which may not otherwise be apparent. It also provides an assessment of controllable expenses, which are indicators management uses to determine whether current spending decisions need to be adjusted in order to meet financial goals and achieve optimal financial performance.

We believe that the exclusion of stock-based compensation expense from Adjusted EBITDA is appropriate given the significant variation in expense that can result from using the Black-Scholes model to determine the fair value of such compensation. The fair value of our stock options is determined using the Black-Scholes model and varies based on fluctuations in the assumptions used in this model, including inputs that are not necessarily directly related to the performance of our business, such as the expected volatility, the risk-free interest rate and the expected term of the options. Therefore, we believe that the exclusion of this cost provides a clearer view of the operating performance of our business. Further, stock option grants made at a certain price and point in time do not necessarily reflect how our business is performing at any particular time. While we believe that investors should have information about any dilutive effect of outstanding options and the cost of that compensation, we also believe that stockholders should have the ability to consider our performance using a non-GAAP financial measure that excludes these costs and that management uses to evaluate our business.

We believe it is useful for an understanding of our operating performance to exclude the results of discontinued operations from Adjusted EBITDA because they are not part of our ongoing operations.

We believe it is useful for an understanding of our operating performance to exclude the loss on settlement of Convertible Notes from Adjusted EBITDA because of the infrequently occurring nature of this activity.

We believe it is useful for an understanding of our operating performance to exclude separation costs related to the sale of CA from Adjusted EBITDA because of the non-recurring nature of this activity.

We also present Adjusted EBITDA as a supplemental performance measure because we believe that this measure provides investors, securities analysts and other users of our financial statements with important supplemental information with which to evaluate our performance and to enable them to assess our performance on the same basis as management.

Adjusted EBITDA is not a measure presented in accordance with GAAP, and our use of the term Adjusted EBITDA may vary from that of others in our industry. Adjusted EBITDA has limitations as an analytical tool and should not be considered as an alternative to net income, operating profit, revenues or any other performance measures derived in accordance with GAAP as measures of operating performance.

Gogo Inc. and Subsidiaries
Reconciliation of GAAP Net Loss Range to Adjusted EBITDA

For the Three Months Ended March 31, 2021
(preliminary)

(in millions)
(unaudited)

GAAP net loss range (1)	$(12) – (4)
Interest expense range (1)	28 – 32
Interest income	-
Income tax provision	-
Depreciation and amortization	4
EBITDA range	24 – 28
Stock-based compensation expense	2
Loss from discontinued operations	1
Loss on settlement of Convertible Notes range (1)	2 – 6
Separation costs related to CA sale	-
Adjusted EBITDA	$33

(1)

Interest expense and Loss on settlement of Convertible Notes and the resulting GAAP net loss have been presented as ranges since the Company is still 1) assessing the impact of adopting ASU No. 2020-06, Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging – Contracts in Entity’s Own Equity (Subtopic 815-40): Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity (“ASU 2020-06”), which simplifies the accounting for certain convertible instruments by removing the separation models for convertible debt with a cash conversion feature or convertible instruments with a beneficial conversion feature, and 2) finalizing the accounting treatment for the Convertible Notes exchanged during the quarter. These expected ranges may differ from actual reported results once the Company has finalized its accounting close and reporting procedures for the first quarter. However, as Interest expense and Loss on settlement of Convertible Notes are excluded from the Company’s computation of Adjusted EBITDA, we do not expect Adjusted EBITDA to be impacted by the resolution of the above items.

Cautionary Note Regarding Forward-Looking Statements

Certain disclosures in this report include “forward-looking statements” that are based on management’s beliefs and assumptions and on information currently available to management. Most forward-looking statements contain words that identify them as forward-looking, such as “anticipates,” “believes,” “continues,” “could,” “seeks,” “estimates,” “expects,” “intends,” “may," “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms that relate to future events. Forward-looking statements also include projections, forecasts or estimates of performance, including, in particular, statements regarding our preliminary first quarter 2021 results. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report and the Company undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. Important factors that could cause actual results, developments and business decisions to differ materially from these forward-looking statements include the uncertainties described under the heading “Risk Factors” in the Company's Annual Report on Form 10-K filed with the SEC on March 11, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOGO INC.

By:  /s/ Marguerite M. Elias

Marguerite M. Elias
Executive Vice President, General Counsel and Secretary

Date: April 16, 2021